CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference into the Proxy Statement and Prospectus (the Proxy/Prospectus) constituting part of this Registration Statement on Form N-14 (the Registration Statement) of John Hancock Bond Trust, of our report dated July 9, 1998 on the financial statements and financial highlights included in the May 31, 1998 Annual Report to Shareholders of John Hancock Sovereign U.S. Government Income Fund.


We consent to the reference to our Firm under the heading "Experts" in the Proxy/Prospectus and to the references to our Firm under the headings "Financial Highlights" in the Prospectus for the John Hancock Sovereign U.S. Government Income Fund, dated May 1, 1998, and "Independent Auditors" in the Statement of Additional Information for the John Hancock Sovereign U.S. Government Income Fund, dated May 1, 1998, which are also incorporated by reference into the Proxy/Prospectus.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
Boston Massachusetts
August 20, 1998

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Combined Prospectus/Proxy Statement in the Registration Statement on Form N-14, dated August 21, 1998, of John Hancock Sovereign U.S. Government Income Fund.

We also consent to the reference to our firm under the caption "Financial Highlights" in the John Hancock Income Funds Prospectus with respect to the John Hancock Government Income Fund, dated May 1, 1998, to the reference to our firm under the caption "Independent Auditors" in the John Hancock Government Income Fund Class A and Class B Shares Statement of Additional Information, dated May 1, 1998, and to the use of our report for the year ended May 31, 1998, dated July 10, 1998 with respect to the financial statements and financial highlights of the John Hancock Government Income Fund, included in the Statement of Additional Information, included in this Registration Statement on Form N-14, dated August 21, 1998.


                                                          /s/ERNST & YOUNG LLP
                                                             ERNST & YOUNG LLP


Boston, Massachusetts
August 21, 1998